i:\federated board funds\federated equity funds\disclosure work in process\fnef 497e\fnef.doc
FEDERATED NEW ECONOMY FUND
Class A Shares, Class B Shares and Class C Shares
(A portfolio of Federated Equity Funds)
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SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 2001


     A special meeting of the shareholders of Federated New Economy Fund (the "New Economy Fund"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania at 2:00 p.m. (Eastern time), on March 22, 2002. Investors who were shareholders of the New Economy Fund on January 22, 2002 will be asked to vote on the proposed Agreement and Plan of Reorganization described below. If approved by shareholders, the acquisition as explained below, will take effect as of March 22, 2002. Shareholders will be notified if this proposed Agreement and Plan of Reorganization is not approved. Please keep this supplement for your records.

      Shareholders will be asked to consider the following proposals:

1.    To  approve  or   disapprove  a  proposed   Agreement   and  Plan  of
                 Reorganization pursuant to which Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds (the "Capital Appreciation Fund") would acquire all of the assets of the New Economy Fund, also a portfolio of Federated Equity Funds, in exchange for Class A, B and C Shares of the Capital Appreciation Fund to be distributed pro rata by the New Economy Fund to holders of its Class A, B and C Shares, in complete liquidation and termination of the New Economy Fund; and

2.    To  transact  such other  business  as may  properly  come before the meeting or any adjournment thereof.

                                                           January 22, 2002





Federated Securities Corp., Distributor


Cusip  314172776
Cusip  314172768
Cusip  314172750
(27072 1/02)